Exhibit 10.4

ASSIGNMENT OF EMPLOYMENT AGREEMENT

THIS ASSIGNMENT OF EMPLOYMENT AGREEMENT ("ASSIGNMENT") is entered into as of the 17th day of December, 2014 (the" Execution Date") and is effective as of the 1st day of January 2015 (the "EFFECTIVE DATE") by and between TWIN CITIES POWER HOLDINGS, L.L.C., and a Minnesota Limited Liability Company, ("ASSIGNOR") in favor of APOLLO ENERGY SERVICES, L.L.C, a Minnesota Limited Liability Company, and ("ASSIGNEE"). The ASSIGNOR and ASSIGNEE are jointly referred to as PARTIES ("PARTIES").

RECITALS:

WHEREAS, ASSIGNOR has entered into an EMPLOYMENT AGREEMENT with Stephanie Staska, an individual with her principal residence at 1521 78th Avenue, Roberts, Wisconsin 54023 ("STASKA"). A copy of the EMPLOYMENT AGREEMENT is incorporated herein by reference.

WHEREAS, ASSIGNOR has, as of the date herein, assigned the EMPLOYMENT AGREEMENT to ASSIGNEE and ASSIGNEE desires to acquire all of ASSIGNOR's right, title and interest in the EMPLOYMENT AGREEMENT; and

WHEREAS, the ASSIGNOR and ASSIGNEE have herein agreed to the following terms and conditions respecting the assignment of aforesaid EMPLOYMENT AGREEMENT as evidenced hereinafter.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, it is hereby agreed by and between the PARTIES hereto as follows:

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Assignment of Employment Agreement, ASSIGNOR hereby sells, assigns and transfers to the ASSIGNEE all of its right, title and interest in and to the EMPLOYMENT AGREEMENT and hereby appoints ASSIGNEE as its attorney-in-fact irrevocably to enforce the terms and conditions of said EMPLOYMENT AGREEMENT as it might or could have done if this ASSIGNMENT OF EMPLOYMENT AGREEMENT were not executed.

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2.	Representations and Warranties. This ASSIGNMENT is made without representation or warranty of any kind except (i) as to the title of the ASSIGNOR in the EMPLOYMENT AGREEMENT being assigned contemporaneously herewith, (ii) as to the authority of the undersigned to execute this ASSIGNMENT and, (iii) as to the fact that the EMPLOYMENT AGREEMENT being assigned contemporaneously herewith was duly executed and has not been amended, altered, released or modified as of the date of this ASSIGNMENT except as herein disclosed.

3.	ASSIGNEE Acceptance. ASSIGNEE, by its acceptance of this ASSIGNMENT acknowledges that it has independently of and without reliance on the ASSIGNOR and based on its reviewed of such information contained in said EMPLOYMENT AGREEMENT and upon the investigation as it has deemed appropriate, make its own decision to accept the EMPLOYMENT AGREEMENT and the interest assigned hereby as hereinbefore described and assumes the obligations and rights of ASSIGNOR in connection therewith.

4.	Assignment Limitations. Except as provided herein, ASSIGNOR and ASSIGNEE makes no other representations or warranties, either express or implied, nor makes any representation or warranty as to enforceability or perfection of the instrument assigned hereby.

5.	Miscellaneous. This ASSIGNMENT OF EMPLOYMENT AGREEMENT shall inure to the benefit of the ASSIGNEE, its successors and assigns. In the event any provision hereof is determined to be unenforceable or invalid such provision or such part thereof as may be unenforceable or invalid shall be deemed severed from this ASSIGNMENT OF EMPLOYMENT AGREEMENT and the remaining provisions carried out with the same force and effect as if the severed provisions or part thereof had not been made a part hereof. The PARTIES acknowledge that the above Recitals are true and correct as of the date hereof and constitute a part of this ASSIGNMENT OF EMPLOYMENT AGREEMENT

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IN WITNESS WHEREOF, the ASSIGNOR, TWIN CITIES POWER HOLDINGS, L.L.C., and the ASSIGNEE, APOLLO ENERGY SERVICES, L.L.C., have caused this ASSIGNMENT OF EMPLOYMENT AGREEMENT to be signed this 17th day of December, 2014.

ASSIGNOR:	ASSIGNEE:
TWIN CITIES POWER HOLDINGS, L.L.C	APOLLO ENERGY SERVICES, LLC

/s/ Timothy S. Krieger	/s/ Timothy S. Krieger
By: TIMOTHY S. KRIEGER	By: TIMOTHY S. KRIEGER
Its: PRESIDENT/CEO	Its: PRESIDENT/CEO

ACCEPTANCE OF ASSIGNMENT BY EMPLOYEE

I, STEPHANIE STASKA, do hereby consent to the ASSIGNMENT OF THE EMPLOYMENT AGREEMENT by and between TWIN CITIES POWER HOLDINGS, L.L.C., as ASSIGNOR to APOLLO ENERGY SERVICES, L.L.C., a Minnesota Limited Liability Company as ASSIGNEE.

Dated: December 17th, 2014	/s/ Stephanie Staska
By: STEPHANIE STASKA

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